352
Aviva plc Annual Report on Form 20-F 2010	Exhibit continued

Exhibit 8.1 Schedule of subsidiaries
COMPANY NAME	COUNTRY OF REGISTRATION
1695711 Ontario Inc.	Canada
20 Gracechurch (General Partner) Limited	United Kingdom
2-10 Mortimer Street (GP No1) Limited	United Kingdom
2-10 Mortimer Street GP Limited	United Kingdom
A.G.S. Customer Services (India) Private Limited (AGSCS)	India
A.G.S. Lanka (Pvt) Limited (AGSL)	Sri Lanka
ABN AMRO Assuradeuren NV	Netherlands
ABN AMRO Levensversekering NV	Netherlands
ABN AMRO Schadeverzekering NV	Netherlands
ABN AMRO Verzekeringen NV	Netherlands
ACM Investors, L.L.C.	USA
Actis China Investment Company Limited	Mauritius
Adepa Partipacoes Limitada	Brazil
Advisor One Securities LLC	USA
AFER-SFER SICAV	France
Agents 3A SNC	France
Ahorro Andaluz, Entidad Gestora
de Fondos de Pensiones	Spain
Airport Property GP (No.2) Limited	United Kingdom
Alhambra Barnsley Limited	Jersey
Alhambra One Limited	United Kingdom
Alhambra Two Limited	United Kingdom
American Investors Sales Group, Inc.	USA
Ameritas Investment Corp.	USA
AmerUs Land Development, Inc.	USA
Amstelhuys NV	Netherlands
Amsterdamse Beleggings Associatie BV	Netherlands
Anna Livia Properties Ltd	Ireland
Antarius	France
APIA Nominee 1 Limited	United Kingdom
APIA Nominee 2 Limited	United Kingdom
Apia Regional Office Fund (General Partner) Limited	England
Apia Regional Office Fund (No.1) Limited	United Kingdom
Area Life International Assurance Limited	Ireland
Ark Life Assurance Company Limited	Ireland
Aseguradora Valenciana SA,
de Seguros y Reaseguros (Aseval)	Spain
Ashford Investor (General Partner) Ltd.	United Kingdom
Ashford Investor (Partnership Trustco) Ltd.	United Kingdom
Ashley Centre One Limited	United Kingdom
Ashley Centre Two Limited	United Kingdom
Ashley Epsom Limited	Jersey
Ashtenne (Severnside) Limited	United Kingdom
Ashtenne Industrial (General Partner) Limited	United Kingdom
Ashtenne Industrial Fund
Nominee No. 1 Limited	United Kingdom
Ashtenne Industrial Fund
Nominee No. 2 Limited	United Kingdom
Assets & Real Estate Holding NV	Netherlands
Assurances Jean-Claude Leclerc Inc.	Canada
ASSUREWEB LIMITED	United Kingdom
Avipop Assicurazioni SpA	Italy
Avipop Vita SpA	Italy
Aviva Annuity UK Limited	United Kingdom
Aviva Asia Holdings Private Limited	Singapore
Aviva Asia Pte Ltd.	Singapore
Aviva Asigurari de Viata SA	Romania
Aviva Asset Management Limited	United Kingdom
Aviva Assicurazioni SpA	Italy
Aviva Assicurazioni Vita SpA	Italy
Aviva Assignment Corporation	USA
Aviva Assurances SA	France
Aviva Brands (No. 2) Limited	United Kingdom

COMPANY NAME	COUNTRY OF REGISTRATION
Aviva Brands Ireland Limited	Ireland
Aviva Brands Limited	United Kingdom
Aviva Canada Inc.	Canada
Aviva Central Services UK Limited	United Kingdom
Aviva Commercial Finance Limited	United Kingdom
Aviva Company Secretarial Services Limited	United Kingdom
Aviva Consulting & Training SRL	Romania
Aviva Consumer Products UK Limited	United Kingdom
Aviva Convertibles SICAV	France
Aviva Deposits UK Limited	United Kingdom
Aviva Developpement SICAV	France
Aviva Direct Ireland Limited	Ireland
Aviva Director Services Limited	United Kingdom
Aviva Diversifié SICAV	France
Aviva Domains Limited	United Kingdom
Aviva Driving School Ireland Limited	Ireland
Aviva Eletbiztosito Zartkoruen
Mukodo Resvenytarsasag	Hungary
Aviva Employment Services Limited	United Kingdom
Aviva Equity Release UK Limited	United Kingdom
Aviva Europe SE	Ireland
Aviva Europe Services France	France
Aviva Europe SICAV	France
Aviva Financial Services Limited	United Kingdom
Aviva France SA	France
Aviva General Insurance LLC	Russia
Aviva Gestion S.G.I.I.C SA (Sociedad Unipersonal)	Spain
Aviva Global Services (Management Services) Private Limited (AGSMS)	Singapore
Aviva Group Holdings Limited	United Kingdom
Aviva Group Ireland plc	Ireland
Aviva Group Services Ireland Limited	Ireland
Aviva Grupo Corporativo S.L. (Sociedad Unipersonal)	Spain
Aviva Health Group Ireland Limited	Ireland
Aviva Health Insurance Ireland Limited	Ireland
Aviva Health UK limited	United Kingdom
Aviva Holdings (France) Limited	United Kingdom
Aviva Holdings CED II (Luxembourg) Sarl	Luxembourg
Aviva Insurance Company of Canada	Canada
Aviva Insurance Europe SE	Ireland
Aviva Insurance Limited	Scotland
Aviva Insurance Services UK Limited	United Kingdom
Aviva Insurance UK Limited	United Kingdom
Aviva International Holdings Limited	United Kingdom
Aviva International Insurance Limited	United Kingdom
AVIVA INVESTISSEMENTS SAS	France
Aviva Investment Advisory Services Private Limited	India
Aviva Investment Finance Ireland Limited	Ireland
Aviva Investment Management Europe SE	Ireland
Aviva Investment Management Services Europe SE	Ireland
Aviva Investors (FP) Limited	United Kingdom
Aviva investors (GP) Scotland Limited	Scotland
Aviva Investors Asia Pte. Ltd	Singapore
Aviva Investors Australia Limited	Australia
Aviva Investors Canada Inc.	Canada
Aviva Investors Channel Islands Ltd.	Guernsey
Aviva Investors EBC GP Limited	United Kingdom
Aviva Investors Employment Services Ltd	United Kingdom
Aviva Investors France S.A.	France
Aviva Investors Fund Services Ltd	United Kingdom
Aviva Investors Global Services Ltd	United Kingdom
Aviva Investors Group Holdings Limited	United Kingdom
Aviva Investors Holdings Ltd	United Kingdom
Aviva Investors Ireland Holdings Limited	Ireland
Aviva Investors Ireland Limited	Ireland
Aviva Investors Jersey Nominee Limited	Jersey

Other information

353
Aviva plc Annual Report on Form 20-F 2010	Exhibits continued

COMPANY NAME	COUNTRY OF REGISTRATION
Aviva Investors Jersey Unit Trusts Management Ltd	Jersey
Aviva Investors Lion Limited	United Kingdom
Aviva Investors London Ltd	United Kingdom
Aviva Investors Luxembourg SA	Luxembourg
Aviva Investors Mercure SICAV	France
Aviva Investors North America Holdings Inc	USA
Aviva Investors North America Inc.	USA
Aviva Investors Pensions Ltd	United Kingdom
Aviva Investors Poland SA	Poland
Aviva Investors Poland Towerzystwo
Funduszy Inwestysyjnych S.A.	Poland
Aviva Investors Properties Asia S.A.	Luxembourg
Aviva Investors Properties Europe S.A.	Luxembourg
Aviva Investors Property Developments Limited	United Kingdom
Aviva Investors Property Fund Management Limited	United Kingdom
Aviva Investors Real Estate France SA	France
Aviva Investors Real Estate Ltd	United Kingdom
Aviva Investors Securities Investment
Company Limited	Taiwan
Aviva Investors UK Fund Services Limited	United Kingdom
Aviva Investors UK Funds Limited	United Kingdom
Aviva Investors UK Real Estate Recovery
(General Partner) Limited	United Kingdom
Aviva Investors UK Real Estate Recovery
(Nominee Two) Limited	United Kingdom
Aviva Investors UK Real Estate Recovery
(Nominee) Limited	United Kingdom
Aviva Italia Holding SpA	Italy
Aviva Italia SpA	Italy
Aviva Life & Pensions Europe S.E.	Ireland
Aviva Life & Pensions Ireland Limited	Ireland
Aviva Life & Pensions UK Limited	United Kingdom
Aviva Life and Annuity Company	USA
Aviva Life and Annuity Company of New York	USA
Aviva Life Holdings Ireland Limited	Ireland
Aviva Life Holdings UK Limited	United Kingdom
Aviva Life Insurance Company India Limited	India
Aviva Life Insurance Company Ltd.	Hong Kong
Aviva Life International Limited	Ireland
Aviva Life Investments UK Limited	Scotland
Aviva Life Services Ireland Limited	Ireland
Aviva Life Services UK Limited	United Kingdom
Aviva Life SpA	Italy
Aviva Life UK Limited	United Kingdom
Aviva London Assignment Corporation	USA
Aviva Ltd.	Singapore
Aviva NDB Finance Lanka (Private) Limited (ANFL)	Sri Lanka
AVIVA NDB Insurance PLC	Sri Lanka
Aviva Nominees UK Limited	United Kingdom
Aviva Oblig International SICAV	France
Aviva Oblirea SICAV	France
Aviva Occupational Health UK Limited	England
Aviva Ocean Racing Limited	United Kingdom
Aviva Overseas Holdings Limited	United Kingdom
Aviva Participations SA	France
Aviva Patrimoine SICAV	France
Aviva Pension Trustees UK Limited	United Kingdom
Aviva plc	United Kingdom
Aviva Portfolio Investment Services Ltd	Hong Kong
Aviva Powszechne Towarzystwo
Emerytalne Aviva BZ WBK S.A.	Poland
Aviva Previdenza S.p.A	Italy
Aviva Re Europe Limited	Ireland
Aviva Re Limited	Bermuda

COMPANY NAME	COUNTRY OF REGISTRATION
Aviva Re USA II, Inc.	USA
Aviva Re USA, Inc.	USA
Aviva Real Estate Investors (Avalon), LLC	USA
Aviva Real Estate Investors (Boyette), LLC	USA
Aviva Real Estate Investors (Compson Square), LLC	USA
Aviva Real Estate Investors (Dana Point) LLC	USA
Aviva Real Estate Investors (Egandale Point), LLC	USA
Aviva Real Estate Investors (Elmwood Park), LLC	USA
Aviva Real Estate Investors (Falcon Landing), LLC	USA
Aviva Real Estate Investors (Jourdan Crossing), LLC	USA
Aviva Real Estate Investors (Lake Havasu), LLC	USA
Aviva Real Estate Investors (Lombard ), LLC	USA
Aviva Real Estate Investors (Marketplace), LLC	USA
Aviva Real Estate Investors (Renaissance), LLC	USA
Aviva Real Property Holdings, LLC	USA
Aviva Regional Operating Headquarters
& Customer Services (Pvt) Ltd (AROH)	Sri Lanka
Aviva Risk Management Solutions UK Limited	United Kingdom
Aviva Securite Europe SICAV	France
Aviva Securities, LLC	USA
Aviva Services Management Limited	Ireland
Aviva Services Payment Limited	Ireland
Aviva Services Sp. z o. o.	Poland
Aviva Servicos Compartidos AIE	Spain
Aviva Share Account Limited	United Kingdom
Aviva Sigorta AS	Turkey
Aviva Solutions SAS	France
Aviva Sp. z.o.o.	Poland
Aviva SpA	Italy
Aviva Staff Pension Trustee Limited	United Kingdom
Aviva Towarzystwo Ubezpieczen na Zycie S.A.	Poland
Aviva Towarzystwo Ubezpieczen Ogolnych S.A.	Poland
Aviva Training & Services SRL	Romania
Aviva Trust Company Channel Islands Limited	Jersey
Aviva Trustee Company Ireland Limited	Ireland
Aviva UK Limited	United Kingdom
Aviva UKGI Investments Limited	United Kingdom
Aviva USA Corporation	USA
Aviva Valeurs Française SICAV	France
Aviva Valeurs Immobilieres SICAV	France
Aviva Vida y Pensiones S.A. de seguros y
reaseguros (Sociedad Unipersonal)	Spain
Aviva Vie SA	France
Aviva Vita SpA	Italy
Aviva Wrap Group UK Limited	United Kingdom
Aviva Wrap UK Limited	United Kingdom
Aviva zivotni pojist’ovna a.s.	Czech Republic
Aviva-COFCO Life Insurance Company Ltd	China
AvivaSA Emeklilik ve Hayat A.S.	Turkey
AYLESBURY ONE LTD	United Kingdom
AYLESBURY TWO LTD	United Kingdom
Banca Network Investimenti SpA	Italy
Barwell Business Park Nominee Ltd.	United Kingdom
Bay-Mill Speciality Insurance Adjusters Inc	Canada
Betelgeuse (SICAV)	France
Bluecycle.com Limited	United Kingdom
Blueprint (General Partner) Limited	England
Blueprint (Nominees) Limited	United Kingdom
BMG (Livingston) General Partner Limited	United Kingdom
BMG (Mansfield) General Partner Limited	United Kingdom
BMG (Mansfield) Limited	United Kingdom
BMG (York) General Partner Limited	United Kingdom
BMG (York) Limited	United Kingdom
BMG (York) Partnership Trustco Limited	United Kingdom
BMG (Mansfield) Limited	United Kingdom

354
Aviva plc Annual Report on Form 20-F 2010	Exhibit continued

COMPANY NAME	COUNTRY OF REGISTRATION
BRIDGEWATER WINDSCREENS LIMITED
(IN LIQUIDATION)	England
Broadwell Oldbury Limited	Jersey
Brokers International Ltd.	USA
Building A Future (Newham Schools) Limited	United Kingdom
BZ WBK - Aviva Towarzystwo Ubezpieczen na Zycie SA	Poland
BZ WBK - Aviva Towarzystwo Ubezpieczen Ogolnych SA	Poland
Caja Espana Vida, Compania de Seguros y Reaseguros	Spain
Caja Granada Vida, de Seguros y Reaseguros, SA.	Spain
Caja Murcia Vida y Pensiones, de Seguros y
Reaseguros S.A.	Spain
California Advanced Planning, Inc.	USA
Cambridge Retail Park (Nominee No.2) Limited	Jersey
Cambridge Retail Park (Nominee) Limited	Jersey
Cambridge Close Aylesbury Limited	Jersey
Cambridge Retail Park (GP) Limited	Jersey
Cardiff Bay (CPS) Limited	United Kingdom
Cardiff Bay GP Limited	United Kingdom
Cardiff Bay Nominee 1 Ltd	United Kingdom
Cardiff Bay Nominee 2 Ltd	United Kingdom
Centaurus CER (Aviva Investors) Sarl	Luxembourg
Centralife Annuities Service, Inc.	USA
CGNU Life Assurance Ltd.	United Kingdom
CGU (ROI) Pension Trustee Limited	Ireland
CGU Bonus Limited	United Kingdom
CGU Canada Services Ltd.	Canada
CGU Group BV	Netherlands
CGU International Holdings BV	Netherlands
CGU Project Services Private Limited	India
CGU Underwriting Limited	United Kingdom
Cheshire Oaks (General Partner) Limited	United Kingdom
Cheshire Oaks (Partnership Trustco) Limited	United Kingdom
CIMB Aviva Assurance Berhad	Malaysia
CIMB Aviva Takaful Berhad	Malaysia
Client One Securities LLC	USA
Closed Joint Stock Insurance Company
“Aviva” (ZAo)	Russia
Colnbrook General Partner Limited	United Kingdom
Colnbrook Nominee Limited	United Kingdom
Commercial Union Capital Limited	United Kingdom
Commercial Union Corporate Member Limited	United Kingdom
Commercial Union do Brasil Representacoes Limitada	Brazil
Commercial Union Finance BV	Netherlands
Commercial Union Life Assurance
Company Ltd.	United Kingdom
Commercial Union Nominee Holdings Limited	United Kingdom
Commercial Union Trustees Limited	United Kingdom
Cornerford Limited	United Kingdom
Courcelles-Jost SAS	France
Creative Marketing International Corporation	USA
Croissance Immo SCPI	France
Croissance Pierre 2 SA	France
Croissance Pierre SCI	France
Curelife Limited	Bermuda
CXG Aviva Corporación CaixaGalicia
de Seguros y Reaseguros, S.A.	Spain
Cyrte Investments BV	Netherlands
Cyrte Investments GP I BV	Netherlands
Cyrte Investments GP III BV	Netherlands
Cyrte Investments II BV	Netherlands
Czar Management Limited	Ireland
Da Vinci Groep BV	Netherlands
Daedalus Fund plc	Ireland
Daedalus Structured Finance Opportunity Company	Ireland

COMPANY NAME	COUNTRY OF REGISTRATION
Dana Pensiun Lembaga Keuangan
Winterthur Life Indonesia	Indonesia
DAS Holding NV	Netherlands
Dasym Investments I BV	Netherlands
Dasym Investments IV BV	Netherlands
Dasym Investments Strategies BV	Netherlands
Dasym Investments V BV	Netherlands
Dasym Investments VI BV	Netherlands
Dellvom BV	Netherlands
Delta Deelnemingen Fonds NV	Netherlands
Delta Lloyd 1 aandeel Belgie BV	Netherlands
Delta Lloyd 2000 NV	Belgium
Delta Lloyd ABN AMRO Verzekeringen Holding BV	Netherlands
Delta Lloyd Anlagemanagement GmbH	Germany
Delta Lloyd Antillen NV	Dutch Antilles
Delta Lloyd Asset Management NV	Netherlands
Delta Lloyd Asset Management Vertriebs GmbH	Germany
Delta Lloyd Bank N.V.	Belgium
Delta Lloyd Bank N.V.	Netherlands
Delta Lloyd Bankengroep NV	Netherlands
Delta Lloyd Bewaarder NV	Netherlands
Delta Lloyd Deutschland AG	Germany
Delta Lloyd Dollar Fonds NV	Netherlands
Delta Lloyd Donau Fonds NV	Netherlands
Delta Lloyd Dutch Property Fund
Beheerend Vennoot BV	Netherlands
Delta Lloyd Euro Credit Fund NV	Netherlands
Delta Lloyd Europa Fonds N.V.	Netherlands
Delta Lloyd Europees Deelnemingen Fonds NV	Netherlands
Delta Lloyd Groep Zorgverzekeringen BV	Netherlands
Delta Lloyd Herverzekeringsmaatschappij NV	Netherlands
Delta Lloyd Houdstermaatschappij Belgie BV	Netherlands
Delta Lloyd Houdstermaatschappij Verzekeringen NV	Netherlands
Delta Lloyd Investment Fund NV	Netherlands
Delta Lloyd Lebensversicherung AG	Germany
Delta Lloyd Levensverzekering NV	Netherlands
Delta Lloyd Life Invest NV	Belgium
Delta Lloyd Life NV	Belgium
Delta Lloyd Management Company	Luxembourg
Delta Lloyd Mix Fonds NV	Netherlands
Delta Lloyd Nederland Fonds NV	Netherlands
Delta Lloyd NV	Netherlands
Delta Lloyd Pensionskasse AG	Germany
Delta Lloyd Private Equity 2007 BV	Netherlands
Delta Lloyd Private Equity America 2007 BV	Netherlands
Delta Lloyd Private Equity Fund 2007 NV	Netherlands
Delta Lloyd Real Estate Management
Company S.à.r.l.	Luxembourg
Delta Lloyd Rente Fonds NV	Netherlands
Delta Lloyd Schadeverzekering NV	Netherlands
Delta Lloyd Schadeverzekering Volmachtbedrijf BV	Netherlands
Delta Lloyd Select Dividend Fonds NV	Netherlands
Delta Lloyd Services BV	Netherlands
Delta Lloyd Treasury B.V.	Netherlands
Delta Lloyd Vastgoed Fonds Holding BV	Netherlands
Delta Lloyd Vastgoed Fonds Management B.V.	Netherlands
Delta Lloyd Vastgoed Fonds Nederland BV	Netherlands
Delta Lloyd Vastgoed Fonds NV	Netherlands
Delta Lloyd Vastgoed Kantoren B.V.	Netherlands
Delta Lloyd Vastgoed Leasing BV	Netherlands
Delta Lloyd Vastgoed Ontwikkeling B.V.	Netherlands
Delta Lloyd Vastgoed Participaties B.V.	Netherlands
Delta Lloyd Vastgoed Winkels B.V.	Netherlands
Delta Lloyd Vastgoed Woningen B.V.	Netherlands
DeltaFort Beleggingen I BV	Netherlands

Other information

355
Aviva plc Annual Report on Form 20-F 2010	Exhibits continued

COMPANY NAME	COUNTRY OF REGISTRATION
Delva 17	Netherlands
Delva 3 BV	Netherlands
Delva 31 BV	Netherlands
Designer Retail Outlet Centres
(General Partner) Ltd/The	United Kingdom
Designer Retail Outlet Centres (Livingston)
General Partner Limited/The	United Kingdom
Designer Retail Outlet Centres (Mansfield)
General Partner Limited/The	United Kingdom
Designer Retail Outlet Centres (York)
General Partner Limited/The	United Kingdom
Devon Nominees (No. 1) Limited	United Kingdom
Devon Nominees (No. 2) Limited	United Kingdom
Devon Nominees (No. 3) Limited	United Kingdom
DL Royalty BV	Netherlands
DLAM Holding BV	Netherlands
DLB Global Custody BV	Netherlands
dollarDex Investments Pte Ltd	Singapore
DROC Livingston CP Limited	United Kingdom
East Point Reinsurance Company of
Hong Kong Limited	Hong Kong
Elite Insurance Company	Canada
Epargne Actuelle SA	France
EPI NU Sarl	Luxembourg
ERW Vermögensverwaltungs GmbH	Netherlands
Eurofil SA	France
Eurolloyd NV	Belgium
Eurovita Assicurazioni SpA	Italy
Exeter Estates Ltd	Bahamas
Family First Insurance Services	USA
Fenelon-Rocroy SAS	France
Finoa srl	Italy
First-Aviva Life Insurance Co., Ltd	Taiwan
Flevo Deelnemigen Holding BV	Netherlands
Flevo Deelnemingen III BV	Netherlands
Flevo Deelnemingen IV BV	Netherlands
Flevo Deelnemingen V BV	Netherlands
GA Life Property Ireland Ltd.	Ireland
Galleries Bristol Nominee No.2 Ltd. / The	United Kingdom
General Accident Developments Limited	United Kingdom
General Accident Executor and Trustee
Company Limited	United Kingdom
General Accident Insurance Company
of South Africa Ltd.	South Africa
General Accident plc	United Kingdom
General Practice Finance Corporation Ltd./The	United Kingdom
Gresham Insurance Company Limited	England
Gries & Heissel Bankiers AG	Germany
Haje Nijverdal Beleggingen BV	Netherlands
Hamburger Lebensversicherung AG	Germany
Hamilton Insurance Company Limited	United Kingdom
Hamilton Life Assurance Company Limited	United Kingdom
Hand in Hand Insurance Services Limited	United Kingdom
HEIDI CAR (UK) LIMITED (IN LIQUIDATION)	England
Hemel Hempstead Estate Management Ltd.	United Kingdom
Hill House Hammond Limited	United Kingdom
Holloways Properties Limited	United Kingdom
Hong Kong Reinsurance Company Limited	Hong Kong
Houdstermaatschappij Brumij BV	Netherlands
Houdstermaatschappij Heijloo & Molkenboer BV	Netherlands
Howgate Four Limited	United Kingdom
Howgate Freehold Limited	Jersey
Howgate Leasehold Limited	Jersey
Howgate One Limited	United Kingdom
Howgate Three Limited	United Kingdom

COMPANY NAME	COUNTRY OF REGISTRATION
Howgate Two Limited	United Kingdom
HS Media Holding BV	Netherlands
Igloo Regeneration (Butcher Street) Limited	United Kingdom
Igloo Regeneration (General Partner) Ltd.	United Kingdom
Igloo Regeneration (Neon) Ltd	United Kingdom
Igloo Regeneration (Nominee) Limited	United Kingdom
Igloo Regeneration Developments
(General Partner) Limited	United Kingdom
Igloo Regeneration Developments
(Nominees) Limited	United Kingdom
Inflective Asset Management, LLC	USA
Insurance Agency Marketing Services, Inc.	USA
Insurance Agent Service Inc	Canada
IQUO Limited	United Kingdom
ISIG Brentford General Partner Limited	England
ISIS Waterside Regeneration
(General Partner) Limited	United Kingdom
ISIS Waterside Regeneration
(GP Nominee) Limited	United Kingdom
Junction (General Partner) Limited/The	United Kingdom
Junction (Managing Member) Limited/The	United Kingdom
Junction (Thurrock Shareholder GP)
Limited/The	United Kingdom
Junction Nominee 1 Limited	United Kingdom
Junction Nominee 2 Limited	United Kingdom
Junction Thurrock (General Partner)
Limited/The	United Kingdom
Knockanevin Limited	Ireland
L F (UK) LIMITED (IN LIQUIDATION)	United Kingdom
L H MECHANICAL HANDLING LIMITED
(IN LIQUIDATION)	United kingdom
Lakeside Thurrock Limited	Jersey
Lancashire & Yorkshire Reversionary
Interest Company Ltd. /The	United Kingdom
Lancyr Assurantien & Financien BV	Netherlands
Lancyr Valleigroep BV	Netherlands
Lancyr Van der Heide BV	Netherlands
Lancyr Van der Heide Makelaardij BV	Netherlands
Le Groupe 3PCS Inc.	Canada
Liberty One Limited	United Kingdom
Liberty Romford Limited	Jersey
Liberty Two Limited	United Kingdom
Lime Property Fund (General Partner) Limited	United Kingdom
Lime Property Fund (Nominee) Limited	United Kingdom
Limited Liability Company “GI Financial Services”	Russia
Limited Liability Company “InterTrust”	Russia
Locamat SAS	France
Logipierre 1 SCPI	France
Logipierre 6 SCPI	France
London and Edinburgh Insurance
Company Limited	United Kingdom
Mall (General Partner) Limited/The	United Kingdom
Mall Nominee One Limited	United Kingdom
Mall Nominee Two Limited	United Kingdom
Matchtrack Limited	United Kingdom
Matthew Parker Street
(Nominee No 1) Limited	United Kingdom
Matthew Parker Street
(Nominee No 2) Limited	United Kingdom
Meetingpoint BV	Netherlands
Metropath Limited	United Kingdom
Mevaston BV	Netherlands
Mi Dushi BV	Netherlands
Mill NU Developments	United Kingdom
(Conference Centre) Limited	United Kingdom

356
Aviva plc Annual Report on Form 20-F 2010	Exhibit continued

COMPANY NAME	COUNTRY OF REGISTRATION
Mill NU Properties Limited	United Kingdom
Morfa General Partner Limited	United Kingdom
Morfa Nominee Limited	United Kingdom
Morley Properties Limited	United Kingdom
Nationaal Spaarfonds Assurantiebedrijf BV	Netherlands
National Home Warranty Group Inc.	Canada
National Westminster Life Assurance Ltd.	United Kingdom
Navigator Investment Services Limited	Singapore
NDB AVIVA Wealth Management Limited	Sri Lanka
Neon (General Partner) Ltd	United Kingdom
Netnerve Ltd.	United Kingdom
New Oxford Street (General Partner) Limited	United Kingdom
New Oxford Street (Nominee) Limited	United Kingdom
Ninesevenfive Limited (In Liquidation)	Scotland
Noac Life International Limited	Ireland
Non-State Pension Fund “Aviva Pensions”	Russia
Non-State Pension Fund “Aviva”	Russia
Noorderplassen West Beheer BV	Netherlands
Noorder-Raad Adviseurs BV	Netherlands
North British and Mercantile Insurance
Company Limited	Scotland
Northern Assurance Company Limited/The	United Kingdom
Norwepp (General Partner) Limited	United Kingdom
Norwich Union (Mall GP) Limited	United Kingdom
Norwich Union (Shareholder GP) Limited	United Kingdom
Norwich Union Life (RBS) Limited	United Kingdom
Norwich Union Life Insurance
Company Limited/The	United Kingdom
Norwich Union Limited	United Kingdom
NTLA Asset Management BV	Netherlands
NTLA Participatie BV	Netherlands
NU 3PS Limited	United Kingdom
NU College For Canterbury Limited	United Kingdom
NU Developments (Brighton) Limited	United Kingdom
NU Library For Brighton Limited	United Kingdom
NU Local Care Centres (Bradford) Limited	United Kingdom
NU Local Care Centres
(Chichester No. 1) Limited	United Kingdom
NU Local Care Centres
(Chichester No. 2) Limited	United Kingdom
NU Local Care Centres
(Chichester No. 3) Limited	United Kingdom
NU Local Care Centres
(Chichester No. 4) Limited	United Kingdom
NU Local Care Centres
(Chichester No. 5) Limited	United Kingdom
NU Local Care Centres
(Chichester No. 6) Limited	United Kingdom
NU Local Care Centres (Farnham) Limited	United Kingdom
NU Local Care Centres (West Park) Limited	United Kingdom
NU Local Care Centres Limited	United Kingdom
NU Offices For Redcar Limited	United Kingdom
NU Offices For Surrey Limited	United Kingdom
NU Schools For Redbridge Limited	United Kingdom
NU Technology and Learning Centres
(Hackney) Limited	United Kingdom
NU Technology and Learning Centres Limited	United Kingdom
NULAP Holdings Limited	Jersey
NULH2 Ltd.	United Kingdom
NUPPP (Care Technology and
Learning Centres) Limited	United Kingdom
NUPPP (GP) Limited	United Kingdom
NUPPP Hard Services Limited	United Kingdom
NUPPP Nominees Limited	United Kingdom
NUWM Services Ltd. (In Liquidation)	United Kingdom

COMPANY NAME	COUNTRY OF REGISTRATION
Ocean Marine Insurance Company
Limited /The	United Kingdom
Ohra Belgium NV	Belgium
OHRA Dienstverlening BV	Netherlands
OHRA Hypothekenfonds NV	Netherlands
OHRA UK Ltd.	England
OIS Ontario Insurance Service Limited	Canada
Oldbury One Limited	United Kingdom
Oldbury Two Limited	United Kingdom
Orn Capital LLP	United Kingdom
Orn Capital Management (Bermuda) Limited	Bermuda
Orn Capital Services Limited	United Kingdom
Orn Management Company Limited	Bermuda
Paddington Central I (GP) Limited	United Kingdom
Paddington Central II (GP) Limited	United Kingdom
Paddington Central III (GP) Ltd	United Kingdom
Paddington Central IV Property Adviser Ltd	United Kingdom
Paddingtoncentral Management
Company Limited	United Kingdom
PAN EUROPEAN WAREHOUSING G.P. LIMITED	England
Parkridge C.E.R (General Partner) Limited	United Kingdom
Parkridge C.E.R. II (General Partner) Limited	United Kingdom
Parkridge CER II Holdings Sarl	Luxembourg
Participatie & Financieringsmaatschappij
Delta Lloyd BV	Netherlands
Petunia SpA	Italy
Pierrerevenus SCPI	France
Pilot Insurance Company	Canada
Portfolio Partners Pty Ltd	Australia
Portway Insurance PCC Limited	Guernsey
Premier Marine Managers
Insurance Group (Canada) Inc	Canada
Pro-Form Insurance Services (B.C.) Inc.	Canada
Project Holland Beheer BV	Netherlands
Project Holland Deelnemingen BV	Netherlands
Project Spring 1 Limited	United Kingdom
Project Spring 2 Limited	United Kingdom
Project Spring 3 Limited	United Kingdom
Project Spring 4 Limited	United Kingdom
Project Spring 5 Limited	United Kingdom
Project Spring 6 Limited	United Kingdom
PT Asuransi Aviva Indonesia	Indonesia
Quantum Property Partnership
(General Partner) Limited	United Kingdom
Quantum Property Partnership
(Nominee) Limited	United Kingdom
Quarryvale One Ltd.	United Kingdom
Quarryvale Three Ltd.	United Kingdom
Queensgate (GP) Limited	United Kingdom
Queensgate (Nominees 1) Limited	United Kingdom
Queensgate (Nominees 2) Limited	United Kingdom
Quercus (General Partner) Ltd.	United Kingdom
Quercus (Nursing Homes No. 2) Ltd.	United Kingdom
Quercus (Nursing Homes) Ltd.	United Kingdom
Quercus (West Bromwich) Ltd.	United Kingdom
Quercus (Westbury) Limited	United Kingdom
Quercus GP Holdco Limited	United Kingdom
Quercus Housing (No. 1) Ltd.	United Kingdom
Quercus Housing (No. 2) Ltd.	United Kingdom
Quercus No. 2 (General Partner) Limited	United Kingdom
Quercus Nursing Homes 2001 (A) Ltd.	United Kingdom
Quercus Nursing Homes 2001 (B) Ltd.	United Kingdom
Quercus Nursing Homes 2010 (C) Ltd.	United Kingdom
Quercus Nursing Homes 2010 (D) Ltd	United Kingdom
R.A.C. MOTORING SERVICES	England

Other information

357
Aviva plc Annual Report on Form 20-F 2010	Exhibits continued

COMPANY NAME	COUNTRY OF REGISTRATION
NUPPP (GP) Limited	United Kingdom
RAC FINANCIAL SERVICES LIMITED	England
RAC INSURANCE LIMITED	England
RAC PENSION TRUSTEES LIMITED	England
RAC plc	England
RACMS (IRELAND) LIMITED	Ireland
Rainbow Trust Management Limited	Sri Lanka
Renfrew Limited	Jersey
Renfrew One Limited	United Kingdom
Renfrew Two Limited	United Kingdom
Royal Scottish Assurance plc	United Kingdom
RSA (Services) Ltd.	United Kingdom
Rugby Radio Station (General Partner) Limited	United Kingdom
Rugby Radio Station (Nominee) Limited	United Kingdom
S&Y Insurance Company	Canada
Samod Assurantien NV	Netherlands
SC Aviva Societate de Administrare a unui
Fond de Pensii Privat SA	Romania
SCI CARPE DIEM	France
Scottish & York Insurance Co. Limited	Canada
Scottish Boiler and General Insurance
Company Limited	United Kingdom
Second Unitholder (Junction) Limited	United Kingdom
Selborne One Limited	United Kingdom
Selborne Two Limited	United Kingdom
Selborne Walthamstow Limited	Jersey
Selectinvie SCI	France
Selectipierre SC	France
Senior Benefit Services of Kansas LLC	USA
Serviced Offices UK (Services) Limited	United Kingdom
Serviced Offices UK GP Limited	United Kingdom
Serviced Offices UK Nominee Limited	United Kingdom
Services d'Assurances Youville Inc.	Canada
Shepperton Studios (General Partner) Limited	United Kingdom
SLGB Management SA	Luxembourg
Societe Concessionnaire des Immeubles
de la Pepiniere SA	France
Societe d'Epargne Viagere SA	France
SOFRAGI	France
SOGESSUR SA	France
Solus (London) Limited	United Kingdom
Solus Automotive Limited	United Kingdom
South Aylesford Retail Park
(Nominee No.1) Limited	United Kingdom
South Aylesford Retail Park
(Nominee No.2) Limited	United Kingdom
Southgate General Partner Limited	United Kingdom
Southgate LP (Nominee 1) Limited	United Kingdom
Southgate LP (Nominee 2) Limited	United Kingdom
Square Brighton Limited/The	United Kingdom
St Andrews Quay Limited	Jersey
St Andrews Quay One Limited	United Kingdom
St Andrews Quay Two Limited	United Kingdom
St. George's Retail Park
(Nominee No.1) Limited	United Kingdom
St. George's Retail Park
(Nominee No.2) Limited	United Kingdom
Swan Valley Management Limited	United Kingdom
Swindon (General Partner) Limited	United Kingdom
The Forum, Horsham (No.1) Limited	United Kingdom
The Forum, Horsham (No.2) Limited	United Kingdom
Thurrock Shares 1 Limited	United Kingdom
Thurrock Shares 2 Limited	United Kingdom
Traders General Insurance Company	Canada
Trinity Aberdeen Limited	Jersey
Trinity One Limited	United Kingdom

COMPANY NAME	COUNTRY OF REGISTRATION
Trinity Trustee Company Ltd	United Kingdom
Trinity Two Limited	United Kingdom
Triodos Meerwaardefonds NV	Netherlands
Tyne Assets (No. 2) Limited	England
Tyne Assets Limited	England
UAB Aviva Lietuva	Lithuania
Undershaft (AE No. 2) plc	United Kingdom
Undershaft (AE No. 3) Limited	United Kingdom
Undershaft (AE No. 4) Limited	United Kingdom
Undershaft (BC) Limited	Ireland
Undershaft (Brand) Limited (In Liquidation)	England
Undershaft (Invest) Limited (In Liquidation)	United Kingdom
Undershaft (No.1) Limited	United Kingdom
Undershaft (No.12) Limited	United Kingdom
Undershaft (No.13) Limited (In Liquidation)	United Kingdom
Undershaft (No.17) Limited	Ireland
Undershaft (No.2) BV	Netherlands
Undershaft (NUCF) Limited (In Liquidation)	United Kingdom
Undershaft (NUCM) Limited	United Kingdom
Undershaft (NULLA) Limited	United Kingdom
Undershaft (NUMG) Limited (In Liquidation)	United Kingdom
Undershaft (NUML) Limited (In Liquidation)	United Kingdom
Undershaft (RACCA) Limited (In Liquidation)	United Kingdom
Undershaft (RACE) Limited (In Liquidation)	United Kingdom
Undershaft Limited	United Kingdom
Unicorp Vida, Compania de Seguros y Reaseguros	Spain
Unimo Limburg CVBA	Belgium
Unimo NV	Netherlands
Union Financiere de France Banque	France
Unitair General Partner Limited	United Kingdom
Vanwall 2 Management Company Ltd.	United Kingdom
Vastgoed G Zoon & Co. BV	Netherlands
Verzekeraars Huldienst Holding BV	Netherlands
Verzuim Management Centrale BV	Netherlands
Victoire Immo 1 SCI	France
Victoire Sirius SICAV	France
Victoria Reinsurance Company Ltd.	Barbados
VIP Conseils SA	France
Vision Park Management Limited	England
Visschers & Corten Beheer BV	Netherlands
Vivas Financial Services Limited	Ireland
Voltaire SAS	France
WARP 4 General Partner Limited	United Kingdom
WARP 4 General Partner Nominees Limited	United Kingdom
Wayfarer Insurance Brokers Limited	Canada
Welsh Insurance Corporation Limited/The	United Kingdom
Wembley Limited	Jersey
Wood Green London Limited	Jersey
Wood Green One Limited	United Kingdom
Wood Green Two Limited	United Kingdom
Woori Aviva Life Insurance Co. Ltd	S.Korea
World Auxiliary Insurance
Corporation Limited/The	United Kingdom
XEL RETAIL GROUP LIMITED	England
Yorkshire Insurance Company Limited/The	United Kingdom